UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): June 4, 2013

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is being filed to include a corrected Exhibit 4.1, Form of Common Stock Purchase Warrant, as an exhibit hereto. Due to an administrative error, the previously filed Exhibit 4.1 was incorrect and should be disregarded. No other exhibits to the Form 8-K are being re-filed with this Amendment.

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2013, NeuroMetrix, Inc. (the “Company”), entered into a Securities Purchase Agreement, as amended (the “Purchase Agreement”), with a single institutional investor providing for the issuance of (i) 248,147 shares of common stock, par value $0.0001 per share (the “Common Stock”) at a price of $2.095 per share, (ii) 1,066.254 shares of Series A-1 convertible preferred stock (the “Series A-1 Preferred Stock”) at a price of $1,000 per share, (iii) 3,370.510 shares of Series A-2 convertible preferred stock (the “Series A-2 Preferred Stock”, and together with the Series A-1 Preferred Stock, the “Preferred Stock”) at a price of $1,000 per share, and (iv) five year warrants (the “Warrants”) to purchase up to 2,365,934 shares of common stock at an exercise price of $2.00 per share (the “Offering”). The closing of the Offering is expected to occur on or about June 7, 2013, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. The Company expects to receive approximately $5.0 million in gross proceeds from the Offering.

The Series A-1 Preferred Stock is convertible into an aggregate of 508,952 shares of common stock and the Series A-2 Preferred Stock is convertible into an aggregate of 1,608,835 shares of common stock. The shares of Common Stock and Series A-1 Preferred Stock described above were offered pursuant to a shelf registration statement (File No. 333-186855), which was declared effective by the United States Securities and Exchange Commission (“SEC”) on March 15, 2013. The shares of Series A-2 Preferred Stock and Warrants described above have not been registered under the Securities Act of 1933, as amended. A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Common Stock and Series A-1 Preferred Stock in the Offering is attached as Exhibit 5.1 hereto.

Subject to certain ownership limitations, the Preferred Stock is convertible at any time into shares of common stock at an initial conversion price of $2.095 per share (which represents a price above the closing price of the common stock on the previous trading day). The Preferred Stock is not entitled to dividends and will not have any preferences over the Company's common stock, including liquidation rights. The Warrants are immediately exercisable and expire five years after issuance.

The Company has also entered into a Registration Rights Agreement with the investor pursuant to which the Company is obligated to file a registration statement to register the resale of the shares of Common Stock issuable upon conversion of the Series A-2 Preferred Stock and upon exercise of the Warrants within twenty calendar days.

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On June 4, 2013, the Company entered into a letter agreement with Dawson James Securities, Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the agent for the Company in connection with the Offering. The Company agreed to pay the Placement Agent a cash placement fee equal to 7% of the aggregate purchase price for the securities that are purchased in the Offering, plus a non-accountable expense allowance equal to 0.5% of the gross proceeds of all securities that are placed in the Offering, not to exceed $25,000.

In connection with the Company’s entry into the Purchase Agreement and the Registration Rights Agreement, the Company will also enter into Amendment No. 2 to the Company’s Shareholder Rights Agreement (“Amendment No. 2”) with American Stock Transfer & Trust Company, LLC, dated as of March 7, 2007, as amended (the “Shareholder Rights Agreement”), in order to exempt the issuances of securities that will be issued to the purchasers under the Purchase Agreement from the operation of the Shareholder Rights Agreement.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Warrants, Amendment No. 2, and the letter agreement with the Placement Agent are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1, 10.2, 3.1, 3.2, 4.1, 4.2 and 1.1, respectively, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The shares of Series A-2 Preferred Stock and Warrants described above have not been registered under the Securities Act of 1933, as amended. The issuance and sale of the Series A-2 Preferred Stock and the Warrants by the Company under the Purchase Agreement is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications of Rights of Securities Holders.

On June 6, 2013, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series A-1 Convertible Preferred Stock and the Certificate of Designation of Preferences, Rights and Limitations of Series A-2 Convertible Preferred Stock (together the “Certificates of Designation”) with the Secretary of State of the State of Delaware, establishing and designating the Series A-1 Preferred Stock and the Series A-2 Preferred Stock. Each share of Series A-1 Preferred Stock and Series A-2 Preferred Stock has a stated value of $1,000. Each share of Series A-1 Preferred Stock and Series A-2 Preferred Stock is convertible, at any time at the option of the holder thereof, into a number of shares of Common Stock determined by dividing the stated value by the initial conversion price of $2.095 per share, subject to a 9.99% blocker provision. The Series A-1 Preferred Stock and the Series A-2 Preferred Stock have no dividend rights, liquidation preference or other preferences over Common Stock and have no voting rights except as required by law. Copies of the Certificates of Designation are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference. The foregoing descriptions of the Certificates of Designation are qualified in their entirety by reference to Exhibits 3.1 and 3.2 attached hereto.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On June 6, 2013, the Company filed the Certificates of Designation, copies of which are attached hereto as Exhibits 3.1 and 3.2, and incorporated herein by reference. The Certificates of Designation establish and designate the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, and the rights, preferences, privileges and limitations thereof.

Safe Harbor Statement

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Letter agreement dated as of June 4, 2013, by and between NeuroMetrix, Inc. and Dawson James Securities, Inc.*

3.1	Certificate of Preferences, Rights and Limitations of Series A-1 Convertible Preferred Stock.*

3.2	Certificate of Preferences, Rights and Limitations of Series A-2 Convertible Preferred Stock.*

4.1	Form of Common Stock Purchase Warrant.

4.2	Amendment No. 2 to Shareholder Rights Agreement.*

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.*

10.1	Form of Securities Purchase Agreement dated as of June 4, 2013, by and among NeuroMetrix, Inc. and the purchasers named therein, as amended.*

10.2	Form of Registration Rights Agreement dated as of June 4, 2013, by and among NeuroMetrix, Inc. and the purchasers named therein.*

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1).*

*Previously filed with the Current Report on Form 8-K filed on June 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: June 6, 2013	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant.